Exhibit 10.22

AMENDED AND RESTATED

FRESH WATER SERVICES AGREEMENT

AGREEMENT ADDENDUM 05

GREELEY CRESCENT

This AGREEMENT ADDENDUM 05 (this “Agreement Addendum”) shall be effective as between the Persons named below as “Producer”, “OpCo” and “Midstream Co” as of the date specified below as the “Effective Date”. Reference is made to the Agreement Terms and Conditions Relating to Fresh Water Services (the “Agreement Terms and Conditions”) last updated October 9, 2015. This Agreement Addendum together with the Agreement Terms and Conditions shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions.

OpCo owns, directly or indirectly, all of the Controlling interest in Midstream Co.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

In order for Producer to obtain a consistent level of service with respect to the gathering of and other Services related to Produced Water that are required by Producer within the Service Area, Producer and OpCo hereby enter into this Agreement so that OpCo can evidence its acceptance of the obligations pertaining to OpCo as set forth in the Agreement Terms and Conditions and in this Agreement Addendum, if any.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co, OpCo and Producer hereby agree as follows:

Producer	Noble Energy, Inc., a Delaware corporation

Midstream Co	Laramie River DevCo LP, a Delaware limited partnership, together with its permitted successors and assigns

OpCo	Noble Midstream Services, LLC, a Delaware limited liability company

Parties	The term “Party” or “Parties” shall refer to OpCo, Producer and the Midstream Co identified in this Agreement Addendum

Effective Date	October 1, 2015

Agreement Addendum 05 – Page 1

Amended and Restated Fresh Water Services Agreement

Notice Address – General Matters & Correspondence	Midstream Co and OpCo c/o Noble Energy, Inc. 1625 Broadway, Ste 2200 Denver, CO 80202
Attention: Finance Manager
Charles Varnell
Telephone: (303) 228-4466
Email: Charles.Varnell@nblenergy.com

Notice Address – Operational Matters	Midstream Co and OpCo c/o Noble Energy, Inc. 1625 Broadway, Ste 2200
Denver, CO 80202
Attention: USO Water Manager
Ken Knox

Notice Address – Invoicing Matters	Midstream Co and OpCo c/o Noble Energy, Inc. 1001 Noble Energy Way Houston, TX 77070
Attention: Director of Revenue Accounting
John Nedelka
Telephone: (281) 872-3120
Email: John.Nedelka@nblenergy.com

Payments by Electronic Funds Transfer	ABA/Routing Number: 021000021 Account Number: 657597188 Account Name: Full legal name of Midstream Co Financial Institution: JP Morgan Bank Swift: CHASUS33

Dedication Area	The Greeley Crescent integrated development plan area, as such area was defined by Producer on the Effective Date, and which consists of the following areas within Weld County, Colorado

Township	Range	Section(s)
T7N	R67W	ALL
T7N	R66W	ALL
T7N	R65W	ALL
T6N	R65W	ALL
T6N	R66W	ALL
T6N	R67W	1-18, 23, 24, 25, 26, 35, 36
T5N	R67W	1, 2, 11, 12, 13, 14, 23, 24, 25, 26, 35, 36
T5N	R66W	ALL
T5N	R65W	1-12, 14-20, 30
T4N	R67W	1, 2, 11, 12, 13, 14, 22-24, 26, 27, 34, 35
T4N	R66W	4-7

Agreement Addendum 05 – Page 2

Amended and Restated Fresh Water Services Agreement

Individual First Phase Rate	To be determined by the Parties prior to Services being provided by Midstream Co to Producer in the Dedication Area

Individual Second Phase Fee	To be determined by the Parties prior to Services being provided by Midstream Co to Producer in the Dedication Area

Maximum BPM Rate	To be determined by the Parties prior to Services being provided by Midstream Co to Producer in the Dedication Area

Deviations from the Agreement Terms and Conditions

To be determined by the Parties prior to Services being provided by Midstream Co to Producer in the Dedication Area

Deviations from Service Conditions (the specifications in this section supersede the applicable language from Exhibit A attached to the Agreement Terms and Conditions)

To be determined by the Parties prior to Services being provided by Midstream Co to Producer in the Dedication Area

Additional Revisions

NONE

(End of Agreement Addendum 05)

Agreement Addendum 05 – Page 3

Amended and Restated Fresh Water Services Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

Agreement Addendum 05 – Signature Page 1

Amended and Restated Fresh Water Services Agreement

“OpCo”

NOBLE MIDSTREAM SERVICES, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

“Midstream Co”

LARAMIE RIVER DEVCO LP

By:	Laramie River DevCo GP LLC
	By:	Noble Midstream Services, LLC

		By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

Agreement Addendum 05 – Signature Page 2

Amended and Restated Fresh Water Services Agreement